SECURITIES AND EXCHANGE COMMISSION


                         WASHINGTON, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT

                     Pursuant to Section 13 or 15 (d)
                  of the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported) November 1, 1999
                                                 _________________


                        JACKSONVILLE BANCORP, INC.
                        __________________________


            TEXAS                   0 - 28070                 75-2632781
  ________________________________________________________________________
  (State of Incorporation)      (Commission File No.)           (IRS No)



  COMMERCE AND NECHES STREET           JACKSONVILLE, TEXAS       75766
  _________________________________________________________________________
 (Address of Principal Executive Offices)                      (Zip Code)



                                 (903) 586-9861
              ____________________________________________________
              (Registrant's Telephone Number, Including Area Code)



                                  NOT APPLICABLE
         _____________________________________________________________
         (Former Name or Former Address, If Changed Since Last Report)



Item 5.   Other Events
          ____________


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ___________________________________________________________________


          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

               (99) Press Release, dated November 1, 1999




                            SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              JACKSONVILLE BANCORP, INC.



Date:    November 1, 1999                     By: Jerry Chancellor
         _________________                        __________________
                                                  Jerry Chancellor
                                                  President